Exhibit 32.2

Certification of the Chief Financial Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Quest Water Global, Inc. (the “Registrant”) on Form 10-Q for the period ended September 30, 2023 as filed with the Securities and Exchange Commission (the “Report”), I, Peter Miele, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 13, 2023

By:	/s/ Peter Miele
Peter Miele
Vice President, Chief Financial Officer, Secretary, Director